UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to section 13 or 15(d) of
                    the Securities exchange act of 1934


Date of Report (Date of earliest event reported): January 28, 1998
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                               fonix corporation
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       (Exact name of registrant as specified in its charter)



                                   Delaware
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       (State or other jurisdiction of incorporation or organization)


         0-23862                                 22-2994719
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 (Commission file number)             (I.R.S. Employer Identification No.)



   1225 Eagle Gate Tower, 60 East South Temple Street
   Salt Lake City, Utah                                        84111

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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (801) 328-0161
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                               Not Applicable
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       (Former name or former address, if changed since last report)


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
Item 5.    OTHER EVENTS

     Effective January 28, 1998, fonix corporation (the "Company") has appointed John A. Oberteuffer, Ph.D., to serve as Vice President of Technology.

     Dr. Oberteuffer, a resident of Massachusetts, is founder and President of Voice Information Associates, Inc., publisher of ASR News. He was formerly Vice President, Personal Computer Systems at Voice Processing Corporation, a major developer of speech recognition technology for telephony applications. He was a member of the research staff at Massachusetts Institute of Technology from 1969 to 1974.

     Dr. Oberteuffer has been a member of the fonix board of directors since March of 1997. It is contemplated that he will devote at least four days per week to the business and affairs of the Company. He will continue as the President and a member of the Board of Directors of Voice Information Associates, publisher of ASR News, while employed by fonix.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release dated January 28, 1998



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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      fonix corporation


                               By:    /s/ JEFFREY N. CLAYTON
                                      --------------------------------------
                                      Jeffrey N. Clayton
                                      Vice President - Legal

Date: January 30, 1998


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